                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 2, 2006

                                  AXS-ONE INC.
.................................................................................
             (Exact name of registrant as specified in its charter)

         Delaware                        1-13591                13-2966911
.................................................................................
(State or other jurisdiction          (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)

         301 Route 17 North
         Rutherford, New Jersey                                        07070
.................................................................................
(Address of principal executive offices)                             (Zip Code)

                                                         (201) 935-3400
Registrant's telephone number, including area code .............................

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2006, the Registrant issued a press release (attached as an exhibit to this report) disclosing material non-public information regarding the
Registrant's results of operations for, and financial condition as of, the quarter ended June 30, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (d)     Exhibits

         99.1     Press Release by Registrant, dated August 2, 2006

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AXS-ONE INC.

Date: August 2, 2006                        by: /s/ Joseph Dwyer
                                                -----------------------
                                                Joseph Dwyer
                                                Executive V.P./Chief
                                                Financial Officer